UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )

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THE RBB FUND, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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THE RBB FUND, INC.
615 East Michigan Street
 Milwaukee, Wisconsin 53202

SUMMIT GLOBAL INVESTMENTS GLOBAL LOW VOLATILITY FUND
(formerly, Scotia Dynamic U.S. Growth Fund)

January 23, 2017

Dear Shareholder:

I am writing to inform you of the upcoming special meeting of shareholders of the Summit Global Investments Global Low Volatility Fund (formerly, Scotia Dynamic U.S. Growth Fund) (the “Fund”) to be held at 11:00 a.m. (Central Time), February 28, 2017, at the offices of U.S. Bancorp Fund Services, LLC, the administrator to the Fund, located at 777 East Wisconsin Avenue, 10th Floor, Milwaukee, Wisconsin 53202. At this meeting, you are being asked to approve a new investment advisory agreement between The RBB Fund, Inc. (the “Company”) and Summit Global Investments, LLC (“Summit”).

As discussed in more detail in the enclosed Proxy Statement, Scotia Institutional Asset Management US, Ltd. (“SIAM”), the prior investment adviser to the Fund, notified the Board of Directors of the Company (the “Board”) that it wished to resign as the investment adviser to the Fund. In order to ensure the continued management of the Fund’s assets following the termination of the Fund’s current investment advisory agreement with SIAM, the Board unanimously voted to approve an interim advisory agreement between the Company and Summit. Summit became the successor investment adviser to the Fund pursuant to the interim advisory agreement effective as of January 1, 2017. The Board also unanimously voted to approve a new investment advisory agreement between the Company and Summit, subject to shareholder approval.

The question and answer section that follows briefly discusses the proposal, while the Proxy Statement provides greater detail about the proposal. Please review and consider the proposal carefully.

The Board has unanimously approved the proposal and recommends that you vote in favor of the proposal.

Whether or not you plan to attend the special meeting, please sign and return the enclosed proxy card in the postage prepaid envelope provided. You also may vote by toll‑free telephone or by using the Internet according to the instructions noted on the enclosed proxy card.

Thank you for investing in the Fund and for your continuing support.

Sincerely,

/s/ Salvatore Faia

Salvatore Faia
President

THE RBB FUND, INC.

SUMMIT GLOBAL INVESTMENTS GLOBAL LOW VOLATILITY FUND

(FORMERLY, SCOTIA DYNAMIC U.S. GROWTH FUND)

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

A special meeting of shareholders of the Summit Global Investments Global Low Volatility Fund (formerly, Scotia Dynamic U.S. Growth Fund) (the “Fund”), a series of The RBB Fund, Inc. (the “Company”), will be held on February 28, 2017, at 11:00 a.m. (Central Time) at the offices of U.S. Bancorp Fund Services, LLC, the administrator to the Fund, located at 777 East Wisconsin Avenue, 10th Floor, Milwaukee, Wisconsin 53202.

The meeting is being held to consider and vote on the following proposal as well as any other business that may properly come before the meeting or any adjournment or postponement thereof:

To approve an advisory agreement between the Company, on behalf of the Fund, and Summit Global Investments, LLC (“Summit”).

The Board of Directors recommends that shareholders vote FOR the proposal.

Only shareholders of record at the close of business on January 13, 2017, the record date for the special meeting, shall be entitled to notice of, and to vote at, the special meeting or any adjournment or postponement thereof.

YOUR VOTE IS IMPORTANT.
PLEASE RETURN YOUR PROXY CARD PROMPTLY OR VOTE BY
TOLL‑FREE TELEPHONE OR INTERNET IN ACCORDANCE
WITH THE INSTRUCTIONS NOTED ON THE ENCLOSED PROXY CARD.

We urge you to submit your proxy as soon as possible. You can do this in one of three ways by: (1) completing, signing, dating and promptly returning the enclosed proxy card in the enclosed postage prepaid envelope, (2) calling a toll‑free telephone number or (3) using the Internet. If your shares are held in “street name” by a broker, nominee, fiduciary or other custodian, follow the directions given by the broker, nominee, fiduciary or other custodian regarding how to instruct them to vote your shares. Your prompt voting by proxy will help assure a quorum at the special meeting and avoid additional expenses associated with further solicitation.

By Order of the Board of Directors,

/s/ James G. Shaw

James G. Shaw
Secretary
January 23, 2017
i

Questions and Answers
We encourage you to read the full text of the enclosed Proxy Statement, but, for your convenience, we have provided a brief overview of the proposals.
Q.	Why am I receiving this Proxy Statement?
A.
Scotia Institutional Asset Management US, Ltd. (“SIAM”), the prior investment adviser to the Fund, notified the Board of Directors (the “Board”) of The RBB Fund, Inc. (the “Company”) that it wished to resign as the investment adviser to the Summit Global Investments Global Low Volatility Fund (formerly, the Scotia Dynamic U.S. Growth Fund) (the “Fund”). In order to ensure the continued management of the Fund’s assets following the termination of the Fund’s investment advisory agreement with SIAM, the Board unanimously voted to approve an interim advisory agreement (the “Interim Advisory Agreement”) between the Company and Summit at an in-person meeting held on November 17, 2016.  At the in-person meeting held on November 17, 2016, the Board also unanimously voted to approve a new investment advisory agreement (the “New Advisory Agreement”) between the Company and Summit, subject to shareholder approval. The New Advisory Agreement has a higher advisory fee rate than the former investment advisory agreement with SIAM.

Summit became the successor investment adviser to the Fund pursuant to the Interim Agreement effective as of January 1, 2017. The terms of the Interim Advisory Agreement are substantially identical to the terms of the prior investment advisory agreement with SIAM. However, as required by the federal securities laws, the Interim Advisory Agreement includes an escrow arrangement that provides for a mechanism to hold the advisory fees earned by Summit in an interest-bearing escrow account, pending shareholder approval of the New Advisory Agreement. If the shareholders approve the New Advisory Agreement, the amount in the escrow account (including interest earned) will be paid to Summit. The Interim Advisory Agreement has a 150 day term and will terminate upon the earlier of May 31, 2017 and the date upon which shareholder approval of the New Advisory Agreement is obtained.
Accordingly, the Board has called a special meeting of shareholders of the Fund in order to approve the New Advisory Agreement. This packet of information contains a Notice of the Special Meeting, a proxy card and a Proxy Statement, and provides a review of the purpose of the special meeting and the proposal that you are being asked to approve. The Board is sending this information to you for your use in deciding whether to approve the proposal.
Q.	Why is a special meeting being held?
A.
The special meeting is being called for the purpose of obtaining approval by the shareholders of the Fund of one proposal: the approval of the New Advisory Agreement between the Company, on behalf of the Fund, and Summit, with respect to the overall management of the Fund’s portfolio. The Board believes that approval by shareholders of the proposal is in the best interests of the Fund.

Q.	How does the change in the investment adviser affect the Fund?
A.
The Fund and its investment objective have not changed. You still own the same number of shares in the Fund and the value of your investment will not change as a result of the change in the investment adviser. Under the New Advisory Agreement, Summit will provide advisory services to the Fund on substantially the same terms as SIAM provided under the prior agreement, except for the name of the investment adviser and the date of effectiveness.

There has been a change in the day-to-day management of the Fund’s investment portfolio as a result of the change in investment adviser, as Summit’s portfolio management team now manages the Fund. In addition, the Fund’s principal investment strategies and risks will change. The Fund had a non-fundamental policy to invest, under normal market conditions, at least 80% of its assets in equity securities of U.S. companies. Effective January 9, 2017, the Fund no longer is subject to this non-fundamental policy. Instead, as disclosed in the Fund’s prospectus, as supplemented, effective January 9, 2017, the Fund will invest, under normal market conditions, significantly (ordinarily at least 40% - unless market conditions are not deemed favorable by Summit, in which case the Fund would invest at least 30%) in non-U.S. companies.

Q.	Will the advisory fee rate be the same under the New Advisory Agreement?

A.
No. The investment management fee charged under the New Advisory Agreement will be 0.70% of the Fund’s average daily net assets, which is higher than the current investment management fee of 0.65% of the Fund’s average daily net assets. However, Summit has agreed to continue the expense limitation agreement that is was in place with SIAM with respect to Class I Shares of the Fund, the only active share class. Pursuant to the expense limitation agreement, Summit has contractually agreed to waive management fees and reimburse expenses through December 31, 2017 to the extent that Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses, taxes, extraordinary expenses, brokerage commissions and interest) exceed 0.84% of the Fund’s average daily net assets attributable to Class I Shares.

Q.	When will the New Advisory Agreement take effect?

A.	The New Advisory Agreement will become effective immediately following shareholder approval.

Q.	What will happen if shareholders do not approve the New Advisory Agreement?

A.
If sufficient votes are not obtained to approve the proposal, the Board will consider what further action to take, including adjourning the special meeting and making a reasonable effort to solicit support with respect to the proposal in order to receive sufficient votes. Summit will provide investment advisory services to the Fund for up to 150 days following the effective date of the Interim Advisory Agreement (or May 31, 2017). If, after additional proxy solicitation, the proposal is not approved within 150 days following the effective date of the Interim Advisory Agreement, Summit will no longer provide advisory services to the Fund (unless an extension of the 150-day period is permitted by a rule or interpretative position of the staff of the U.S. Securities and Exchange Commission) and only the lesser of the costs incurred (plus interest) or the amount in the escrow account (plus interest) will be paid to Summit. In such case, the Board will consider alternative actions, taking into account the best interests of shareholders, including (without limitation) the recommendation of one or more other investment advisors, subject to approval by Fund shareholders, or the liquidation of the Fund.

Q.	How does the Board recommend that I vote?

A.	After careful consideration, the Board, the majority of whom are not “interested persons” of the Company as defined in the Investment Company Act of 1940, recommends that you vote FOR the proposal.

Q.	Will the Fund pay for the proxy solicitation and related legal costs?

A.
No. Summit will bear expenses associated with the proposal. The expenses include costs relating to preparation, printing and distribution of the Proxy Statement, legal fees, accounting fees and the expenses of holding the special meeting and soliciting shareholder votes. The Fund will not incur any expenses in connection with the proposal.

Q.	Who is eligible to vote?

A.
Shareholders of record of the Fund as of the close of business on January 13, 2017 (the “Record Date”) are entitled to be present and to vote at the special meeting or any adjournment thereof. Those shareholders will be entitled to cast one vote for each full share and a fractional vote for each fractional share they hold on the proposal presented at the Special Meeting.

Q.	I am a small investor. Why should I bother to vote?

A.
Your vote is needed to ensure that a quorum is present at the special meeting so that the proposal can be acted upon. Your immediate response on the enclosed proxy card will help prevent the need for any further solicitations for a shareholder vote. We encourage all shareholders to participate, including small investors. If other shareholders like you do not vote, the Fund may not receive enough votes to go forward with the special meeting. If this happens, the proposal would be delayed, and we may need to solicit votes again, which increases costs.

Q.	How can I vote my shares?

A.	You may choose from one of the following options, as described in more detail on the proxy card:
•	By mail, using the enclosed proxy card and return envelope;
•	By telephone, using the toll-free number on your proxy card;
•	Through the Internet, using the website address on your proxy card; or
•	In person at the shareholder meeting.

If your shares are held in “street name” by a broker, nominee, fiduciary or other custodian, your broker, nominee, fiduciary or other custodian will send you a full meeting package including a voting instruction form to vote your shares. Your broker, nominee, fiduciary or other custodian may permit you to vote by the Internet or by telephone. You may not vote in person at the shareholder meeting unless you first obtain a proxy issued in your name from your broker, nominee, fiduciary or other custodian.

Q.	Whom should I call for additional information about this Proxy Statement?

A.	Please call AST Fund Solutions at 1-888-605-1956.

v

THE RBB FUND, INC.

SUMMIT GLOBAL INVESTMENTS GLOBAL LOW VOLATILITY FUND

(FORMERLY, SCOTIA DYNAMIC U.S. GROWTH FUND)

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS
January 23, 2017

General

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors of The RBB Fund, Inc. (the “Company”) with respect to the Summit Global Investments Global Low Volatility Fund (formerly, Scotia Dynamic U.S. Growth Fund) (the “Fund”).

The special meeting of shareholders will be held at the principal offices of U.S. Bancorp Fund Services, LLC, the administrator to the Fund, located at 777 East Wisconsin Avenue, 10th Floor, Milwaukee, Wisconsin 53202, on February 28, 2017, at 11:00 a.m. (Central Time) and at any adjourned or postponed session thereof, for the purposes set forth in the enclosed notice of special meeting of shareholders (“Notice”). It is expected that the Notice, this Proxy Statement and Proxy Card will be mailed to shareholders on or about January 26, 2017.

Record Date/Shareholders Entitled to Vote

If you owned shares of the Fund as of the close of business on January 13, 2017 (the “Record Date”), then you are entitled to vote at the special meeting (or any adjournments thereof). You will be entitled to one vote per full share (and a fractional vote per fractional share) for each share you owned on the Record Date.

PROPOSAL 1: APPROVAL OF THE NEW ADVISORY AGREEMENT
 BETWEEN THE COMPANY AND SUMMIT

Background

On September 22, 2016, Scotia Institutional Asset Management US, Ltd. (“SIAM”), the investment adviser to the Fund, informed the Board that it would be resigning as investment adviser to the Fund. The Board accepted SIAM’s resignation, which was effective on December 31, 2016 (the “Closing Date”). Under the federal securities laws, the change in the investment adviser to the Fund caused the Fund’s prior investment advisory agreement with SIAM (the “Prior Advisory Agreement”) to automatically terminate on the Closing Date. In order to maintain the existing services and management for the Fund between the Closing Date, when the Prior Advisory Agreement terminated, and the date a new investment management agreement is approved by the Fund’s shareholders (the “Effective Date”), the management of the Company recommended to the Board of Directors, at an in-person meeting held on November 17, 2016, that Summit Global Investments, LLC (“Summit”) be retained as the Fund’s investment adviser during this interim period pursuant to an interim investment advisory agreement (the “Interim Advisory Agreement”). Rule 15a-4 under the Investment Company Act of 1940, as amended (the “1940 Act”), permits the board of an investment company to approve an interim advisory agreement in order to ensure that uninterrupted advisory services are provided to the investment company on an interim basis following a change of the investment adviser. Following discussion, the Board of Directors, including a majority of the Directors who are not “interested persons,” as that term is defined in the 1940 Act (the “Independent Directors”), approved the Interim Advisory Agreement.

As the Fund’s investment adviser under the Interim Advisory Agreement, Summit provides the overall management and coordination of the Fund’s general operations and administration, as SIAM did under the Prior Advisory Agreement. The Interim Advisory Agreement has substantially identical provisions to the Prior Advisory Agreement. Under Rule 15a-4, an adviser can serve pursuant to an interim advisory agreement for up to 150 days while a fund seeks shareholder approval of a new investment advisory agreement. Rule 15a-4 imposes the following conditions, all of which are met in the case of the Interim Advisory Agreement:

(i) the compensation under the interim contract may be no greater than under the previous contract;

(ii) the fund's board of directors, including a majority of the independent directors, has voted in person to approve the interim contract before the previous contract is terminated;

(iii) the fund's board of directors, including a majority of the independent directors, determines that the scope and quality of services to be provided to the fund under the interim contract will be at least equivalent to the scope and quality of services provided under the previous contract;

(iv) the interim contract provides that the fund's board of directors or a majority of the fund's outstanding voting securities may terminate the interim contract at any time, without the payment of any penalty, on not more than 10 calendar days' written notice to the adviser;

(v) the interim contract contains the same provisions as the previous contract with the exception of effective and termination dates, provisions required by Rule 15a-4 and other differences determined to be immaterial by the fund's board; and

(vi) the interim contract provides in accordance with the specific provisions of Rule 15a-4 for the establishment of an escrow account for fees received under the interim contract pending approval of a new contract by shareholders.

The Interim Advisory Agreement provides that the maximum amount of advisory fees payable to Summit by the Fund during this interim period is identical to such advisory fees paid under the Prior Advisory Agreement. The Interim Advisory Agreement for the Fund will remain in effect until the earlier of (i) 150 days following the effective date of the Interim Advisory Agreement (i.e. May 31, 2017), or (ii) the date upon which shareholder approval of a new investment management agreement between the Company, on behalf of the Fund, and Summit is obtained. The Interim Advisory Agreement also provides that the Board of Directors, or a majority of the “outstanding voting securities” (as that term is defined in the 1940 Act) of the Fund, may terminate the Interim Advisory Agreement on 60 days’ written notice to Summit and that it terminates immediately in the event of its “assignment,” as that term is defined in the 1940 Act. In addition, the Interim Advisory Agreement has an escrow arrangement that provides for a mechanism to hold the advisory fees earned by Summit in an interest-bearing escrow account. In accordance with Rule 15a-4(b)(2) of the 1940 Act, shareholder approval of a new advisory agreement between the Company, on behalf of the Fund, and Summit (the “New Advisory Agreement”) is necessary in order for Summit to receive the investment advisory fees escrowed pursuant to the Interim Advisory Agreement. In the event that the shareholders of the Fund do not approve the New Advisory Agreement, then the 1940 Act requires that Summit will only be entitled to receive the lesser of: (i) its actual costs incurred in performing services under the Interim Advisory Agreement (plus interest earned on that amount while in escrow); or (ii) the total amount in the escrow account (plus interest earned).

Shareholders are being asked to approve the New Advisory Agreement. Under the New Advisory Agreement, Summit will provide services to the Fund equivalent to the services provided by SIAM under the Prior Advisory Agreement. The Board, including a majority of the “disinterested” directors (the “Independent Directors”) as that term is defined in the 1940 Act, approved the New Advisory Agreement between the Company and Summit with respect to the Fund and has approved submitting the New Advisory Agreement to shareholders of the Fund for approval. If shareholders do not approve the proposed New Advisory Agreement between the Company and Summit then the Board will assess alternative options regarding the Fund, including adjourning the special meeting and making a reasonable effort to solicit support with respect to the proposal in order to receive sufficient votes. If, after additional proxy solicitation, the New Advisory Agreement is not approved, the Board will consider alternative actions, taking into account the best interests of shareholders, including (without limitation) the recommendation of one or more other investment advisors, subject to approval by Fund shareholders, or the liquidation of the Fund.

As Summit will perform the day-to-day management of the Fund’s investment portfolio as a result of the change in investment adviser, then there will be a new portfolio management team. The remainder of this section provides more detail about the Prior Advisory Agreement, the New Advisory Agreement, information about Summit, and information about the Board’s considerations and approval, concluding with the Board’s recommendation.

Prior Advisory Agreement

SIAM served as the adviser to the Fund pursuant to an advisory agreement dated March 21, 2014, between the Company, on behalf of the Fund, and SIAM (the “Prior Advisory Agreement”), which was approved by the Fund’s initial shareholder prior to the offering of shares of the Fund. The Prior Advisory Agreement will be terminated, effective upon the Closing Date.

New Advisory Agreement

It is proposed that the Company, on behalf of the Fund, and Summit will enter into the New Advisory Agreement which will become effective immediately following shareholder approval of the proposal. In accordance with the 1940 Act, the New Advisory Agreement requires the approval of the Board, including a majority of the Independent Directors, and the shareholders of the Fund.

The terms of the New Advisory Agreement for the Fund are substantially similar to those of the Prior Advisory Agreement, except for the name of the investment adviser, the date of effectiveness, and the investment management fee. The New Advisory Agreement will be effective immediately following shareholder approval and will have an initial term ending August 31, 2017. The New Advisory Agreement will continue in effect from year to year thereafter if its continuance is approved, on behalf of the Fund, at least annually in the manner required by the 1940 Act and the rules and regulations thereunder.

Based on the considerations described below under “Board Approval and Recommendation,” the Board, including a majority of the Independent Directors, approved the New Advisory Agreement for the Fund.

Summary of Prior Advisory Agreement and New Advisory Agreement

Except as described below, there are no material differences between the terms of the New Advisory Agreement and the terms of the Prior Advisory Agreement. The form of the New Advisory Agreement is attached hereto as Annex A, and the description of the New Advisory Agreement is qualified in its entirety by the reference to Annex A.

Advisory Duties. Under both the Prior Advisory Agreement and the New Advisory Agreement, the adviser has the overall responsibility for the general management and investment of the assets and securities portfolio of the Fund, subject to the direction of the Board and in accordance with the investment objective and policies of the Fund.

Brokerage. Both the Prior Advisory Agreement and the New Advisory Agreement authorize the adviser to determine the securities to be purchased or sold by the Fund and to place trade orders with or through brokers or dealers. The agreements also reflect that the adviser, in accordance with Section 28(e) of the Securities Exchange Act of 1934, may cause the Fund to pay a broker or a dealer a commission in excess of the amount of commission another broker or dealer would have charged if the adviser determines in good faith that the commission paid was reasonable in relation to the brokerage or research services received.

Compensation. In return for the services provided under both the Prior Advisory Agreement and the New Advisory Agreement, the Fund pays the adviser an advisory fee, which is computed daily and paid monthly. The Fund currently pays 0.65% of its daily net assets to the adviser, and under the New Advisory Agreement will pay 0.70%. During the Fund’s most recent fiscal year ended August 31, 2016, SIAM earned advisory fees of $463,111 and waived advisory fees of $209,200. If the proposed new advisory fee had been in place, SIAM would have earned, after waivers, $253,911 as compensation from the Fund.

Expenses. Both the Prior Advisory Agreement and the New Advisory Agreement provide that the adviser shall bear its own expenses of providing services under the agreement, but that the adviser is not responsible for the Fund’s expenses. SIAM had contractually agreed to waive fees and reimburse expenses to the extent that the Fund’s Total Annual Fund Operating Expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) exceed 0.74% for Institutional Shares, 0.84% for Class I Shares and 0.99% for Class II Shares until December 31, 2016. Summit has contractually agreed to waive management fees and reimburse expenses through December 31, 2017 to the extent that Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses, taxes, extraordinary expenses, brokerage commissions and interest) exceed 0.84% of the Fund’s average daily net assets attributable to Class I Shares, the only share class currently in operation.

Limitation on Liability. Both the Prior Advisory Agreement and the New Advisory Agreement provide that the adviser shall not be subject to any liability to the Fund except due to willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement (“disabling conduct”). The Fund will indemnify the adviser against and hold it harmless from any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from any claim, demand, action or suit not resulting from disabling conduct, subject to certain conditions.

Nonpublic Personal Information. Both the Prior Advisory Agreement and the New Advisory Agreement provide that the adviser will treat confidentially and as proprietary information of the Company all records and other information related to the Fund’s prior, present or potential shareholders (except with respect to clients of the adviser).

Term. The initial term of the Prior Advisory Agreement expired on August 16, 2015, and it was eligible to be continued thereafter for successive one-year periods if such continuance was specifically approved at least annually in the manner required by the 1940 Act. The Prior Advisory Agreement’s continuance has been approved through August 16, 2016. The New Advisory Agreement will be effective immediately following shareholder approval and will have an initial term ending August 16, 2017. Thereafter, the New Advisory Agreement may be continued for successive one-year periods if approved at least annually in the manner required by the 1940 Act.

Termination. Both the Prior Advisory Agreement and the New Advisory Agreement terminate automatically in the event of assignment; at any time by the Board or shareholders of the Fund upon 60 days’ written notice to the adviser; or by the adviser upon 60 days’ written notice to the Company.

Information about Summit

Summit’s principal address is 620 South Main Street, Bountiful, Utah 84010. Summit provides investment management and investment advisory services to investment companies and other institutional accounts. Summit is 100% privately-owned, and was founded in 2010.

The following table sets forth the executive officers and directors of Summit. Each individual’s address is c/o Summit, 620 South Main Street, Bountiful, Utah 84010. None of the executive officers or directors of Summit currently are officers or directors of the Company.

Name	Position with Summit	Principal Occupation (If Different Than Position with Summit)
David L. Harden*	Chief Executive Officer	N/A

Name	Position with Summit	Principal Occupation (If Different Than Position with Summit)
Bryce J. Sutton	Chief Compliance Officer	N/A

*	David L. Harden, through his ownership via an investment vehicle, owns more than 25% of Summit.

Portfolio Management.

David Harden, the President and founder of Summit, will be responsible for the day-to-day management of the Fund. Mr. Harden started his career in 1993 and has worked for such firms as Fidelity Investments, Wellington Management and Evergreen Investments. From 2007 to 2012, Mr. Harden worked with Ensign Peak Advisors, Inc., most recently as Vice President and Senior Portfolio Manager, where he managed and oversaw day-to-day research, portfolio management and trading for all index, quantitative and low volatility strategies. Mr. Harden earned a Bachelor of Arts degree in Business Administration from Boston College, which he received in 1998 and earned a Master of Science degree in Computer Science from Boston University, which he received in 2001. He also holds a masters certificate in conflict resolution from the University of Utah.

Affiliated Brokerage. During the last fiscal year, there were no brokerage commissions paid by the Fund to affiliated brokers of Summit or SIAM.

Interest of Certain Persons in the Transaction. None of the directors or officers of the Company have an interest in Summit or SIAM.

Board Approval and Recommendation

At an in-person meeting held on November 17, 2016, the Board, including a majority of the Independent Directors, approved the New Advisory Agreement between the Company, on behalf of the Fund, and Summit. In reaching its decision, the Board considered that Summit has demonstrated its abilities as an investment adviser while serving as an investment adviser to two other series of the Company. In addition, the Board considered that the material terms of the New Advisory Agreement are substantially similar to those of the Prior Advisory Agreement but that the advisory fee rate would increase from 0.65% of daily net assets to 0.70%. The Board also considered the presentation by Summit and information received at or prior to its November 17, 2016 meeting.

In deciding to approve the New Advisory Agreement, the Board did not identify any single factor or group of factors as all important or controlling and considered all factors together. Moreover, not every factor was given the same weight by each Director. The material factors and conclusions that formed the basis for the Board’s determination are described below.

During the course of its deliberations, the Board, including all of the Independent Directors, reached the following conclusions regarding Summit, among others:

•
Services to be Rendered by Summit. The services to be performed by Summit under the New Advisory Agreement are substantially the same as the services performed by SIAM under the Prior Advisory Agreement, and will be adequate and appropriate.

•
Investment Advisory Fees. While the fees payable by the Fund under the New Advisory Agreement will be higher than the fees paid by the Fund under the Prior Advisory Agreement, the advisory fee rate was lower than the median of comparable mutual funds.

•
Total Expense Ratio. The expense ratio of the Fund is expected to be the same under the New Advisory Agreement as under the Prior Advisory Agreement. Summit has contractually agreed to waive management fees and reimburse expenses through December 31, 2017 to the extent that Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses, taxes, extraordinary expenses, brokerage commissions and interest) exceed 0.84% of the Fund’s average daily net assets attributable to Class I Shares, the only share class currently in operation.

In considering the nature, extent and quality of the services to be provided by Summit, the Directors considered oral and written reports describing the portfolio management, shareholder communication and servicing, prospective shareholder assistance and regulatory compliance services proposed to be provided by Summit to the Fund. The Directors also considered the fact that Summit has not experienced any significant legal, compliance or regulatory difficulties. Based on the information provided and the Directors’ prior experience with Summit, the Directors concluded that the nature and extent of the services that Summit will provide under the New Advisory Agreement, as well as the quality of those services, would be satisfactory. In concluding that the advisory fees payable by the Fund were reasonable, the Directors reviewed reports comparing the Fund’s expense ratio and advisory fee paid by the Fund to those of other comparable mutual funds and concluded that the advisory fee paid by the Fund and the Fund’s expense ratio were within the range of comparable mutual funds.

In considering the overall fairness of the New Advisory Agreement, the Directors assessed the degree to which economies of scale that would be expected to be realized if the Fund’s assets increase, whether the Fund was large enough to generate economies of scale, as well as the extent to which fee levels would reflect those economies of scale for the benefit of the Fund’s shareholders. The Directors noted that the Fund’s advisory fee structure did not contain any breakpoint reductions as the Fund’s assets grow in size, but that the feasibility of incorporating breakpoints would continue to be reviewed on a regular basis. The Directors determined that the fee schedules in the New Advisory Agreement are reasonable and appropriate.

The Directors also reviewed information regarding the investment performance of a similarly managed account of Summit. After considering all of the information, the Directors concluded that, although past performance is not a guarantee of future results, the Fund and its shareholders were likely to benefit from Summit’s investment management services. Finally, in addition to the above factors, the Directors also discussed other benefits received by Summit from its management of the Fund, including, without limitation, possible soft dollar benefits and the ability to market its advisory services for similar products in the future. The Directors reviewed reports discussing the manner in which portfolio transactions for the Fund would be conducted, including the use of soft dollars. Based on these reports, the Directors concluded that the research obtained by Summit would be beneficial to the Fund and that Summit would execute the Fund’s portfolio transactions in a manner designed to obtain best execution for the Fund.

Based upon its review, the Board concluded that the New Advisory Agreement, with respect to the Fund, is reasonable, fair and in the best interests of the Fund and the Fund’s shareholders, and the fees provided under the New Advisory Agreement are fair and reasonable.

In accordance with Rule 15a-4(b)(2) under the 1940 Act, shareholder approval of the New Advisory Agreement is necessary in order for Summit to receive the investment advisory fees escrowed pursuant to the Interim Advisory Agreement. In the event that the shareholders of the Fund do not approve the proposed New Advisory Agreement, then the 1940 Act requires that Summit will only be entitled to receive the lesser of: (i) its actual costs incurred in performing services under the Interim Advisory Agreement (plus interest earned on that amount while in escrow); or (ii) the total amount in the escrow account (plus interest earned).

Based on all of the foregoing, the Board unanimously recommends that shareholders of the Fund vote FOR the proposal to approve the New Advisory Agreement.

OTHER MATTERS

The Board knows of no other matters that may come before the special meeting, other than the proposals as set forth above. If any other matter properly comes before the special meeting, the persons named as proxies will vote on the same in their discretion.

OTHER INFORMATION

Shares Outstanding

As of the Record Date, 1,207,903.441 Class I Shares of the Fund were issued and outstanding and entitled to vote at the special meeting. As of the date of this Proxy Statement, Institutional Shares and Class II shares of the Fund were not offered to the public.

Share Ownership Information

As of the Record Date, the officers and directors of the Company, as a group, owned less than 1% of the Fund’s outstanding shares. Unless otherwise noted below, as of the Record Date, no persons owned of record or are known by the Company to own of record or beneficially more than 5% of the Class I Shares of the Fund.

Name and Address	Number of Shares	Percent of Class
National Financial Services LLC* 499 Washington Boulevard Jersey City, New Jersey 07310	705,833.935	58.43%
Charles Schwab & Co., Inc.* 101 Montgomery Street San Francisco, California 94104	253,433.688	20.98%
Pershing LLC* P.O. Box 2052 Jersey City, New Jersey 07310	87,052.652	7.21%
Fifth Third Bank TTEE* FBO Cedarville Endowment 5001 Kingsley Drive, Dept. 3385 Cincinnati, Ohio 45227	63,365.349	5.25%

*	The Company believes that this entity, the holder of record of these shares, is not the beneficial owner of such shares.

Proxies

Whether you expect to be personally present at the special meeting or not, we encourage you to vote by proxy. You can do this in one of three ways. You may complete, date, sign and return the accompanying proxy card using the enclosed postage prepaid envelope; you may vote by calling 1-888-227-9349; or you may vote by Internet in accordance with the instructions noted on the enclosed proxy card. Your shares will be voted as you instruct. If no choice is indicated, your shares will be voted FOR the proposal and in the discretion of the persons named as proxies on such other matters that may properly come before the special meeting. Any shareholder giving a proxy may revoke it before it is exercised at the special meeting by submitting to the Secretary of the Company a written notice of revocation or a subsequently signed proxy card, or by attending the special meeting and voting in person. A prior proxy can also be revoked through the website or toll-free telephone number listed on the enclosed proxy card. If not so revoked, the shares represented by the proxy will be cast at the special meeting and any adjournments thereof. Attendance by a shareholder at the special meeting does not, in itself, revoke a proxy.

Quorum

A quorum must be present at the meeting for the transaction of business. One third of the Fund’s shares outstanding and entitled to vote, represented in person or by proxy, constitutes a quorum at all meetings of shareholders. Abstentions and broker non‑votes (i.e., proxies from brokers or nominees indicating that they have not received instructions from the beneficial owners to vote shares as to a matter with respect to which the brokers or nominees do not have discretionary power to vote), if any, will be treated as shares present for purposes of determining the quorum but do not represent votes cast for the proposal. In the event that a quorum is not present at the meeting, or in the event that a quorum is present but sufficient votes to approve the proposal are not received, the meeting may be adjourned by the chairman of the meeting, or as may otherwise be permitted under the Company’s by-laws, to a later date to permit further solicitation of votes.

Required Vote

In order for the New Advisory Agreement to be approved, it must be approved by the holders of a “majority of the outstanding voting securities” of the Fund. The term “majority of the outstanding voting securities,” as defined in the 1940 Act and as used in this Proxy Statement, means: the affirmative vote of the lesser of (i) 67% or more of the voting securities of the Fund present at the meeting or represented by proxy if more than 50% of the outstanding voting securities of the Fund are present in person or by proxy or (ii) more than 50% of the outstanding voting securities of the Fund. Abstentions and broker non-votes will have the effect of a “no” vote on the proposal.

Method and Cost of Proxy Solicitation

Proxies will be solicited primarily by mail. The solicitation may also include telephone, facsimile, Internet or oral communication by certain officers or employees of the Company, the Fund, or Summit, who will not be paid for these services. In addition, proxy solicitation may be conducted by AST Fund Solutions, which will be paid approximately $3,000 and will be reimbursed for its related expenses. Any telephonic solicitations will follow procedures designed to ensure accuracy and prevent fraud, including requiring identifying shareholder information and recording the shareholder’s instruction.

Summit will bear the costs of the special meeting, including legal costs, printing and mailing costs and the costs of the solicitation of proxies. Summit will also reimburse brokers and other nominees for their reasonable expenses in communicating with persons for whom they hold shares of the Fund. The Fund estimates that the total expenditures relating to the solicitation of proxies will be approximately $22,000.

Householding

The Securities and Exchange Commission has adopted rules that permit investment companies, such as the Company, to satisfy delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as “householding,” could result in extra convenience and cost savings for the Fund and its shareholders. If you participate in householding and unless the Fund has received contrary instructions, only one copy of this Proxy Statement will be mailed to two or more shareholders who share an address. If you need additional copies, do not want your mailings to be householded or would like your mailings householded in the future, please call 1-888-572-0968 or write to us c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202. Copies of this Proxy Statement will be delivered to you promptly upon oral or written request.

Copies of the Fund’s most recent annual and semi-annual reports are available without charge upon request to the Fund c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, on the Fund’s website at us.scotiafunds.com, or by calling, toll-free, at 1-888-572-0968.

SERVICE PROVIDERS

Scotia Institutional Asset Management US, Ltd., 1 Adelaide Street E., Suite 2800, Toronto, Ontario M5C 2V9, Canada, served as the investment adviser to the Fund through December 31, 2016. Effective January 1, 2017, Summit Global Investments, LLC, 620 South Main Street, Bountiful, Utah 84010, serves as the investment adviser to the Fund. U.S. Bank, N.A., 1555 North Rivercenter Drive, Suite 302, Milwaukee, Wisconsin 53212, serves as custodian for the Fund. U.S. Bancorp Fund Services, LLC (“USBFS”), 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as administrator, accountant, transfer agent and dividend disbursing agent. Legal counsel to the Fund is Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, Pennsylvania 19103-6996. The independent registered public accounting firm to the Fund is BBD, LLP, 1853 Market Street, Philadelphia, Pennsylvania 19103. Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the Fund’s distributor.

FUTURE MEETINGS; SHAREHOLDER PROPOSALS

The Company is generally not required to hold annual meetings of shareholders and the Company generally does not hold a meeting of shareholders in any year unless certain specified shareholder actions such as election of directors or approval of a new advisory agreement are required to be taken under the 1940 Act or the Company’s articles of incorporation and By-Laws. By observing this policy, the Company seeks to avoid the expenses customarily incurred in the preparation of proxy material and the holding of shareholder meetings.

A shareholder desiring to submit a proposal intended to be presented at any meeting of shareholders of the Company hereafter called should send the proposal to the Secretary of the Company at the Company’s principal offices within a reasonable time before the solicitation of the proxies for such meeting. Shareholders who wish to recommend a nominee for election to the Board may do so by submitting the appropriate information about the candidate to the Company’s Secretary. The mere submission of a proposal by a shareholder does not guarantee that such proposal will be included in the Proxy Statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required. Also, the submission does not mean that the proposal will be presented at the meeting. For a shareholder proposal to be considered at a shareholder meeting, it must be a proper matter for consideration under Maryland law.

By Order of the Board of Directors,

/s/ James G. Shaw

James G. Shaw
Secretary

Philadelphia, Pennsylvania
January 23, 2017

ANNEX A
FORM OF INVESTMENT ADVISORY AGREEMENT

Summit Global Investments Global Low Volatility Fund

AGREEMENT made as of __________, between THE RBB FUND, INC., a Maryland corporation (herein called the "Fund"), and Summit Global Investments, LLC, a Utah limited liability company (herein called the "Investment Adviser").

WHEREAS, the Fund is registered as an open-end management investment company under the Investment Company Act of 1940 (the “1940 Act”), and currently offers or proposes to offer shares representing interests in separate investment portfolios; and

WHEREAS, the Fund desires to retain the Investment Adviser to render certain investment advisory services to the Fund with respect to the Fund’s Summit Global Investments Global Low Volatility Fund (the "Portfolio”), and the Investment Adviser is willing to so render such services; and

WHEREAS, the Board of Directors of the Fund and a majority of the outstanding voting securities of the Portfolio have approved this Agreement, and the Investment Adviser is willing to furnish such services upon the terms and conditions herein set forth;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, it is agreed between the parties hereto as follows:

SECTION 1. APPOINTMENT. The Fund hereby appoints the Investment Adviser to act as investment adviser for the Portfolio for the period and on the terms set forth in this Agreement. The Investment Adviser accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

SECTION 2. DELIVERY OF DOCUMENTS. The Fund has furnished the Investment Adviser with copies properly certified or authenticated of each of the following:

(a) Resolutions of the Board of Directors of the Fund authorizing the appointment of the Investment Adviser and the execution and delivery of this Agreement; and

(b) A prospectus and statement of additional information relating to each class of shares representing interests in the Portfolio of the Fund in effect under the Securities Act of 1933 (such prospectus and statement of additional information, as presently in effect and as they shall from time to time be amended and supplemented, are herein collectively called the "Prospectus" and “Statement of Additional Information,” respectively).

The Fund will promptly furnish the Investment Adviser from time to time with copies, properly certified or authenticated, of all amendments of or supplements to the foregoing, if any.

In addition to the foregoing, the Fund will also provide the Investment Adviser with copies of the Fund’s Charter and By-laws, and any registration statement or service contracts related to the Portfolio, and will promptly furnish the Investment Adviser with any amendments of or supplements to such documents.

SECTION 3. MANAGEMENT.

(a ) Subject to the supervision of the Board of Directors of the Fund and subject to Section 3 (b) below, the Investment Adviser will provide for the overall management of the Portfolio including (i) the provision of a continuous investment program for the Portfolio, including investment research and management with respect to all securities, investments, cash and cash equivalents in the Portfolio, (ii) the determination from time to time of the securities and other investments to be purchased, retained, or sold by the Fund for the Portfolio, and (iii) the placement from time to time of orders for all purchases and sales made for the Portfolio. The Investment Adviser will provide the services rendered by it hereunder in accordance with the Portfolio's investment objective, restrictions and policies as stated in the applicable Prospectus and Statement of Additional Information, provided that the Investment Adviser has actual notice or knowledge of any changes by the Board of Directors to such investment objectives, restrictions or policies. The Investment Adviser further agrees that it will render to the Fund's Board of Directors such periodic and special reports regarding the performance of its duties under this Agreement as the Board may reasonably request. The Investment Adviser agrees to provide to the Fund (or its agents and service providers) prompt and accurate data with respect to the Portfolio's transactions and, where not otherwise available, the daily valuation of securities in the Portfolio.

(b) Sub-Advisers. The Investment Adviser may delegate certain of its responsibilities hereunder with respect to provision of the investment advisory services set forth in Section 3(a) above to one or more other parties (each such party, a “Sub-Adviser”), pursuant in each case to a written agreement with such Sub-Adviser that meets the requirements of Section 15 of the 1940 Act and rules thereunder applicable to contracts for service as investment adviser of a registered investment company (including without limitation the requirements for approval by the Board of Directors of the Fund and the shareholders of the Portfolio), subject, however, to such exemptions as may be granted by the U.S. Securities and Exchange Commission upon application or by rule. Such Sub-Adviser may (but need not) be affiliated with the Investment Adviser.

Any delegation of services pursuant to this Section 3(b) shall be subject to the following conditions:

1. Any fees or compensation payable to any Sub-Adviser shall be paid by the Investment Adviser and no additional obligation may be incurred on the Fund’s behalf to any Sub-Adviser; except that any Fund expenses that may be incurred by the Investment Adviser and paid by the Fund to the Investment Adviser directly may be incurred by the Sub-Adviser and paid by the Fund to the Sub-Adviser directly, so long as such payment arrangements are approved by the Fund and the Investment Adviser prior to the Sub-Adviser’s incurring such expenses.

2. If the Investment Adviser delegates its responsibilities to more than one Sub-Adviser, the Investment Adviser shall be responsible for assigning to each Sub-Adviser that portion of the assets of the Portfolio for which the Sub-Adviser is to act as Sub-Adviser, subject to the approval of the Fund’s Board of Directors.

3. To the extent that any obligations of the Investment Adviser or any Sub-Adviser require any service provider of the Fund or Portfolio to furnish information or services, such information or services shall be furnished by the Fund’s or the Portfolio’s service providers directly to both the Investment Adviser and any Sub-Adviser.

SECTION 4. BROKERAGE. Subject to the Investment Adviser's obligation to obtain best price and execution, the Investment Adviser shall have full discretion to select brokers or dealers to effect the purchase and sale of securities. When the Investment Adviser places orders for the purchase or sale of securities for the Portfolio, in selecting brokers or dealers to execute such orders, the Investment Adviser is expressly authorized to consider the fact that a broker or dealer has furnished statistical, research or other information or services for the benefit of the Portfolio directly or indirectly. Without limiting the generality of the foregoing, the Investment Adviser is authorized to cause the Portfolio to pay brokerage commissions which may be in excess of the lowest rates available to brokers who execute transactions for the Portfolio or who otherwise provide brokerage and research services utilized by the Investment Adviser, provided that the Investment Adviser determines in good faith that the amount of each such commission paid to a broker is reasonable in relation to the value of the brokerage and research services provided by such broker viewed in terms of either the particular transaction to which the commission relates or the Investment Adviser's overall responsibilities with respect to accounts as to which the Investment Adviser exercises investment discretion. The Investment Adviser may aggregate securities orders so long as the Investment Adviser adheres to a policy of allocating investment opportunities to the Portfolio over a period of time on a fair and equitable basis relative to other clients. In no instance will the Portfolio’s securities be purchased from or sold to the Fund's principal underwriter, the Investment Adviser, or any affiliated person thereof, except to the extent permitted by SEC exemptive order or by applicable law.

The Investment Adviser shall report to the Board of Directors of the Fund at least quarterly with respect to brokerage transactions that were entered into by the Investment Adviser, pursuant to the foregoing paragraph, and shall certify to the Board that the commissions paid were reasonable in terms either of that transaction or the overall responsibilities of the Investment Adviser to the Fund and the Investment Adviser's other clients, that the total commissions paid by the Fund were reasonable in relation to the benefits to the Fund over the long term, and that such commissions were paid in compliance with Section 28(e) of the Securities Exchange Act of 1934.

SECTION 5. CONFORMITY WITH LAW; CONFIDENTIALITY. The Investment Adviser further agrees that it will comply with all applicable rules and regulations of all federal regulatory agencies having jurisdiction over the Investment Adviser in the performance of its duties hereunder. The Investment Adviser will treat confidentially and as proprietary information of the Fund all records and other information relating to the Fund and prior, present, or potential shareholders (except with respect to clients of the Investment Adviser) and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Fund, which approval shall not be unreasonably withheld and may not be withheld where the Investment Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Fund. Where the Investment Adviser may be exposed to civil or criminal contempt proceedings for failure to comply with a request for records or other information relating to the Fund, the Investment Adviser may comply with such request prior to obtaining the Fund’s written approval, provided that the Investment Adviser has taken reasonable steps to promptly notify the Fund, in writing, upon receipt of the request.

SECTION 6. SERVICES NOT EXCLUSIVE. The Investment Adviser and its officers may act and continue to act as investment managers for others, and nothing in this Agreement shall in any way be deemed to restrict the right of the Investment Adviser to perform investment management or other services for any other person or entity, and the performance of such services for others shall not be deemed to violate or give rise to any duty or obligation to the Portfolio or the Fund.

Nothing in this Agreement shall limit or restrict the Investment Adviser or any of its directors, officers, affiliates or employees from buying, selling or trading in any securities for its or their own account. The Fund acknowledges that the Investment Adviser and its directors, officers, affiliates, employees and other clients may, at any time, have, acquire, increase, decrease, or dispose of positions in investments which are at the same time being acquired or disposed of for the Portfolio. The Investment Adviser shall have no obligation to acquire for the Portfolio a position in any investment which the Investment Adviser, its directors, officers, affiliates or employees may acquire for its or their own accounts or for the account of another client, so long as it continues to be the policy and practice of the Investment Adviser not to favor or disfavor consistently or consciously any client or class of clients in the allocation of investment opportunities so that, to the extent practical, such opportunities will be allocated among clients over a period of time on a fair and equitable basis.

The Investment Adviser agrees that this Section 6 does not constitute a waiver by the Fund of the obligations imposed upon the Investment Adviser to comply with Sections 17(d) and 17(j) of the 1940 Act, and the rules thereunder, nor constitute a waiver by the Fund of the obligations imposed upon the Investment Adviser under Section 206 of the Investment Advisers Act of 1940 and the rules thereunder. Further, the Investment Adviser agrees that this Section 6 does not constitute a waiver by the Fund of the fiduciary obligation of the Investment Adviser arising under federal or state law, including Section 36 of the 1940 Act. The Investment Adviser agrees that this Section 6 shall be interpreted consistent with the provisions of Section 17(i) of the 1940 Act.

SECTION 7. BOOKS AND RECORDS. In compliance with the requirements of Rule 3la‑3 under the 1940 Act, the Investment Adviser hereby agrees that all records which it maintains for the Portfolio are the property of the Fund and further agrees to surrender promptly to the Fund any of such records upon the Fund's request. The Investment Adviser further agrees to preserve for the periods prescribed by Rule 3la‑2 under the 1940 Act the records required to be maintained by Rule 3la‑1 under the 1940 Act.

SECTION 8. EXPENSES. During the term of this Agreement, the Investment Adviser will pay all expenses incurred by it in connection with its activities under this Agreement. The Portfolio shall bear all of its own expenses not specifically assumed by the Investment Adviser. General expenses of the Fund not readily identifiable as belonging to an investment portfolio of the Fund shall be allocated among all investment portfolios by or under the direction of the Fund's Board of Directors in such manner as the Board determines to be fair and equitable. Expenses borne by the Portfolio shall include, but are not limited to, the following (or the Portfolio's share of the following): (a) the cost (including brokerage commissions) of securities purchased or sold by the Portfolio and any losses incurred in connection therewith; (b) fees payable to and expenses incurred on behalf of the Portfolio by the Investment Adviser; (c) filing fees and expenses relating to the registration and qualification of the Fund and the Portfolio’s shares under federal and/or state securities laws and maintaining such registrations and qualifications; (d) fees and salaries payable to the Fund's directors and officers; (e) taxes (including any income or franchise taxes) and governmental fees; (f) costs of any liability and other insurance or fidelity bonds; (g) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Fund or the Portfolio for violation of any law; (h) legal, accounting and auditing expenses, including legal fees of special counsel for the independent directors; (i) charges of custodians and other agents; (j) expenses of setting in type and printing prospectuses, statements of additional information and supplements thereto for existing shareholders, reports, statements, and confirmations to shareholders and proxy materials that are not attributable to a class; (k) costs of mailing prospectuses, statements of additional information and supplements thereto to existing shareholders, as well as reports to shareholders and proxy materials that are not attributable to a class; (1) any extraordinary expenses; (m) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (n) costs of mailing and tabulating proxies and costs of shareholders' and directors' meetings; (o) costs of independent pricing services to value the Portfolio's securities; and (p) the costs of investment company literature and other publications provided by the Fund to its directors and officers. Distribution expenses, transfer agency expenses, expenses of preparing, printing and mailing prospectuses, statements of additional information, proxy statements and reports to shareholders, and organizational expenses and registration fees, identified as belonging to a particular class of the Portfolio are allocated to such class.

SECTION 9. VOTING. The Investment Adviser shall have the authority to vote as agent for the Portfolio, either in person or by proxy, tender and take all actions incident to the ownership of all securities in which the Portfolio’s assets may be invested from time to time, subject to such policies and procedures as the Board of Directors of the Fund may adopt from time to time.

SECTION 10. RESERVATION OF NAME. The Investment Adviser shall at all times have all rights in and to the Portfolio’s name and all investment models used by or on behalf of the Portfolio. The Investment Adviser may use the Portfolio’s name or any portion thereof in connection with any other mutual fund or business activity without the consent of any shareholder and the Fund shall execute and deliver any and all documents required to indicate the consent of the Fund to such use. The Fund hereby agrees that in the event that neither the Investment Adviser nor any of its affiliates acts as investment adviser to the Portfolio, the name of the Portfolio will be changed to one that does not suggest an affiliation with the Investment Adviser.

SECTION 11. COMPENSATION.

(a) For the services provided and the expenses assumed pursuant to this Agreement with respect to the Portfolio, the Fund will pay the Investment Adviser from the assets of the Portfolio and the Investment Adviser will accept as full compensation therefor a fee, computed daily and payable monthly, at the annual rate of 0.70% of the Portfolio’s average daily net assets. For any period less than a full month during which this Agreement is in effect, the fee shall be prorated according to the proportion which such period bears to a full month.

(b) The fee attributable to the Portfolio shall be satisfied only against the assets of the Portfolio and not against the assets of any other investment portfolio of the Fund. The Investment Adviser may from time to time agree not to impose all or a portion of its fee otherwise payable hereunder (in advance of the time such fee or portion thereof would otherwise accrue) and/or undertake to pay or reimburse the Portfolio for all or a portion of its expenses not otherwise required to be borne or reimbursed by the Investment Adviser.

SECTION 12. LIMITATION OF LIABILITY. The Investment Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement (“disabling conduct”). The Portfolio will indemnify the Investment Adviser against and hold it harmless from any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from any claim, demand, action or suit not resulting from disabling conduct by the Investment Adviser. Indemnification shall be made only following: (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Investment Adviser was not liable by reason of disabling conduct or (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the Investment Adviser was not liable by reason of disabling conduct by (a) the vote of a majority of a quorum of directors of the Portfolio who are neither "interested persons" of the Fund nor parties to the proceeding ("disinterested non-party directors") or (b) an independent legal counsel in a written opinion. The Investment Adviser shall be entitled to advances from the Portfolio for payment of the reasonable expenses incurred by it in connection with the matter as to which it is seeking indemnification in the manner and to the fullest extent permissible under the Maryland General Corporation Law. The Investment Adviser shall provide to the Portfolio a written affirmation of its good faith belief that the standard of conduct necessary for indemnification by the Portfolio has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met: (a) the Investment Adviser shall provide a security in form and amount acceptable to the Portfolio for its undertaking; (b) the Portfolio is insured against losses arising by reason of the advance; or (c) a majority of a quorum of disinterested non-party directors, or independent legal counsel, in a written opinion, shall have determined, based upon a review of facts readily available to the Portfolio at the time the advance is proposed to be made, that there is reason to believe that the Investment Adviser will ultimately be found to be entitled to indemnification. Any amounts payable by the Portfolio under this Section shall be satisfied only against the assets of the Portfolio and not against the assets of any other investment portfolio of the Fund.

The limitations on liability and indemnification provisions of this Section 12 shall not be applicable to any losses, claims, damages, liabilities or expenses arising from the Investment Adviser's rights to the Portfolio’s name. The Investment Adviser shall indemnify and hold harmless the Fund and the Portfolio for any claims arising from the use of the term “Summit Global Investments” in the name of the Portfolio.

SECTION 13. DURATION AND TERMINATION. This Agreement shall become effective with respect to the Portfolio as of the date first above written and, unless sooner terminated as provided herein, shall continue with respect to the Portfolio until August 16, 2017. Thereafter, if not terminated, this Agreement shall continue with respect to the Portfolio for successive annual periods ending on August 16, provided such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Board of Directors of the Fund who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio; provided, however, that this Agreement may be terminated with respect to the Portfolio by the Fund at any time, without the payment of any penalty, by the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio, on 60 days' prior written notice to the Investment Adviser, or by the Investment Adviser at any time, without payment of any penalty, on 60 days' prior written notice to the Fund. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities," "interested person" and "assignment" shall have the same meaning as such terms have in the 1940 Act).

SECTION 14. AMENDMENT OF THIS AGREEMENT. No provision of this Agreement may be changed, discharged or terminated orally, except by an instrument in writing signed by the party against which enforcement of the change, discharge or termination is sought, and, unless otherwise permitted by the 1940 Act, no amendment of this Agreement affecting the Portfolio shall be effective until approved by vote of the holders of a majority of the outstanding voting securities of the Portfolio.

SECTION 15. MISCELLANEOUS. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

SECTION 16. NOTICE. All notices hereunder shall be given in writing and delivered by hand, national overnight courier, facsimile (provided written confirmation of receipt is obtained and said notice is sent via first class mail on the next business day) or mailed by certified mail, return receipt requested, as follows:

If to the Fund:

The RBB Fund, Inc.
c/o US Bancorp Fund Services
615 E. Michigan Street
Milwaukee, WI 53202
Attention: Salvatore Faia
Fax:

If to the Investment Adviser:

Summit Global Investments
620 S. Main Street
Bountiful, UT 84010
Attention: [_____________________]
Fax: [_____________________]

The effective date of any notice shall be (i) the date such notice is sent if such delivery is effected by hand or facsimile, (ii) one business day after the date such notice is sent if such delivery is effected by national overnight courier; or (iii) the fifth (5th) Business Day after the date of mailing thereof.

SECTION 17. GOVERNING LAW. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware without giving effect to the conflicts of laws principles thereof.

SECTION 18. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

THE RBB FUND, INC.

By:
Name:	Salvatore Faia
Title:	President

SUMMIT GLOBAL INVESTMENTS, LLC

By:
Name:
Title:

PROXY CARD

SIGN, DATE AND **VOTE** ON THE REVERSE SIDE

SUMMIT GLOBAL INVESTMENTS

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

SHAREHOLDER'S REGISTRATION PRINTED HERE

BOXES FOR TYPSETTING PURPOSES ONLY

THIS BOX AND BOX ABOVE ARE NOT PRINTED ON ACTUAL PROXY BALLOTS. THEY IDENTIFY LOCATION OF WINDOWS ON OUTBOUND 9X12 ENVELOPES.

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided
2. **ONLINE** at **proxyonline.com** using your proxy control number found below
3. By **PHONE** when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line
4. By **PHONE** with a live operator when you call toll-free 1-888-605-1956 Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER **12345678910**

SUMMIT GLOBAL INVESTMENTS GLOBAL LOW VOLATILITY FUND

(formerly, Scotia Dynamic U.S. Growth Fund)

THE RBB FUND, INC. (the "Company")

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 28, 2017

The undersigned, revoking previous proxies with respect to the shares in the name of the undersigned, hereby appoints Salvatore Faia and James G. Shaw as proxies and each of them, each with full power of substitution, to vote all of the shares at the Special Meeting of Shareholders of the Summit Global Investments Global Low Volatility Fund (formerly, Scotia Dynamic U.S. Growth Fund), a series of The RBB Fund, Inc., to be held on February 28, 2017 at 11:00 a.m., Central Time, at the offices of U.S. Bancorp Fund Services, LLC, 10th Floor, Milwaukee, Wisconsin 53202, and any adjournments or postponements thereof.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free **1-888-605-1956. Representatives are available to assist** you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on February 28, 2017. The proxy statement for this meeting is available at: proxyonline.com/docs/summitglobal2017.pdf

PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]